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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 26, 2001

                                  ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                   000-26023
                                  (Commission
                                  File Number)

            Delaware                                       04-3310676
        (State or other                                  (IRS Employer
        jurisdiction of                                Identification No.)
         incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307
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ITEM 2.  ACQUISITION

On November 26, 2001 (the "Closing Date"), Alloy, Inc. ("Alloy") completed an acquisition of substantially all of the assets of the 360 Youth business (the "Acquired Assets") of MarketSource Corporation, a Delaware corporation ("MarketSource"). The acquisition was effected in accordance with the terms of an Asset Purchase Agreement dated as of November 26, 2001 (the "Purchase Agreement") by and between Alloy, Alloy Acquisition Sub, Inc., a Delaware corporation and a wholly-owned indirect subsidiary of Alloy ("Acquisition Sub"), and MarketSource. Pursuant to the terms of the Purchase Agreement, the Acquired Assets were acquired by Acquisition Sub (the "Acquisition"). Following the Acquisition, Acquisition Sub changed its name to 360 Youth, Inc.

As consideration for the Acquisition, Alloy delivered to MarketSource: (i) 1,839,520 shares of Alloy's common stock, $.01 par value per share (the "Common Stock"); (ii) $13,375,000 in cash; and (iii) a warrant to purchase up to 100,000 shares of Common Stock (the "Warrant") at an exercise price of $13.78 share. In accordance with its terms, the Warrant may be exercised with respect to 50,000 shares of Common Stock on or after November 26, 2002 and prior to November 26, 2007, and with respect to the remaining 50,000 shares of Common Stock, on or after November 26, 2003 and prior to November 26, 2008. In addition, pursuant to the terms of the Purchase Agreement, if Acquisition Sub meets certain performance targets over the next year, MarketSource may earn up to an additional 1,545,197 shares of Common Stock.

MarketSource's 360 Youth business focused on providing marketing and promotional services targeted at teenagers and young adults, including acquiring and placing advertising and other promotional materials as a sales representative, agent or otherwise targeting the Generation Y market in all forms of media, and developing, staging and promoting promotional events targeted at the Generation Y market.

The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement (Exhibit 2.1), the Warrant (Exhibit 4.1) and the Investment Representation Agreement and Lockup Agreement (Exhibit 99.1), each of which is incorporated by reference.

This report may contain forward-looking statements that involve risks and uncertainties, including statements regarding Alloy's expectations and beliefs regarding its future results or performance. Alloy's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see the Risk Factors section of Alloy's annual report on Form 10-K for the year ended January 31, 2001 which is on file with the Securities and Exchange Commission. Alloy does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in management's expectations, except as required by law.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial statements of business acquired.

        Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than February 9, 2001.

        (b) Pro forma financial information.

        Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than February 9, 2001.

        (c) Exhibits.

        2.1 Asset Purchase Agreement, dated as of November 26, 2001, by and between Alloy, Inc., Alloy Acquisition Sub, Inc. and MarketSource Corporation.

        4.1 Warrant, dated as of November 26, 2001, issued by Alloy, Inc. to MarketSource Corporation.

       99.1 Investment Representation and Lockup Agreement, dated as of November 26, 2001, by and between Alloy, Inc. and MarketSource Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2001       ALLOY, INC.
                              (Registrant)

                              By: /s/ Matthew C. Diamond
                              --------------------------

                              Matthew C. Diamond
                              Chief Executive Officer

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                                 EXHIBIT INDEX

 2.1 Asset Purchase Agreement, dated as of November 26, 2001, by and between Alloy, Inc., Alloy Acquisition Sub, Inc. and MarketSource Corporation.

 4.1 Warrant, dated as of November 26, 2001, issued by Alloy, Inc. to MarketSource Corporation.

99.1 Investment Representation and Lockup Agreement, dated as of November 26, 2001, by and between Alloy, Inc. and MarketSource Corporation.

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